Inventories	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Inventory Disclosure [Abstract]
Inventories
10.	Inventories

The components of inventory follow:

(MILLIONS OF DOLLARS)	June 30, 2013	December 31, 2012
Finished goods	$844	$799
Work-in-process	227	332
Raw materials and supplies	186	214

Inventories	$1,257	$1,345

10.	Inventories

The combined balance sheets include all of the inventory directly attributable to the animal health operations of Pfizer.

The components of inventory follow:

	As of December 31,
(MILLIONS OF DOLLARS)	2012	2011
Finished goods(a)	$799	$608
Work-in-process	332	284
Raw materials and supplies	214	171

Inventories	$1,345	$1,063

(a)	Increase in 2012 is due primarily to production increases as a result of increased demand, achieving higher targeted inventory levels for certain products and changes in our supply points.